SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported) December 16, 2002

GENERAL MOTORS CORPORATION (Exact name of registrant as specified in its charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (313)-556-5000

ITEM 9. REGULATION FD DISCLOSURE

     Paul Ballew, Executive Director, Market & Industry Analysis of General Motors Corporation will discuss the following charts via a webcast with the media at 10:00AM, Monday, December 16, 2002. The presentation is as follows:

GM In the presentation that follows and in related comments by General Motors management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management. GM is recording the remarks and visuals presented today which are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Therefore, this conference may not be recorded by attendees. We consider your participation to constitute your consent to being recorded today.

Sales & Market Analysis Media Briefing Presenter: Paul Ballew, Executive Director, Market & Industry Analysis Date: December 16, 2002

Economic and Industry Outlook

U.S. Economic Overview Average Real Growth At Annual Rate Mid-1999 to Mid-2000 4.9% 2nd Half of 2000 0.8% 2001 Q1 -0.6% 2001 Q3 -0.3% 2001 Q4 2.7% 2002 Q1 5.0% Real Consumption Expenditures GDP 4.5% 2.9% 2.4% 1.5% 6.0% 3.1% 2001 Q2 2002 Q2 -1.6% 1.4% 1.8% 1.3% 2002 Q3 4.0% 4.1% Though consumer spending gradually weakened throughout 2002:Q3, fundamentals remain favorable: positive growth in disposable incomes, low inflation, and supportive monetary and fiscal policies However, the weak job market, volatile energy prices, and heightened geopolitical risks will continue to weigh on consumer spending Despite posting its second consecutive monthly increase, the current level of consumer sentiment suggests modest growth in spending during the first half of next year. The economy is expected to grow 2.3 - 2.7% in both '02 and '03

Nonfarm Payroll Employment Monthly Change, Thousands Nonfarm payroll employment fell by 40,000 jobs in November following a revised 6,000 increase in October. For the 2002CY through November, employment has declined by 15,000 jobs. In November, unemployment rose 0.3 of a percentage point to 6.0%.

Real Disposable Personal Income Year-Over-Year Percentage Change Real disposable personal income surged in October, rising 5.7% from a year ago, and up from the 3.1% year-over-year pace during September. CYTD through October, real disposable personal income is up 4.1% from the same period a year ago.

Household Asset to Debt Ratio Ratio of Household Financial Assets and Real Estate Holdings to Household Consumer Credit and Mortgage Debt

Index of Consumer Sentiment Based on early December survey, the Index of Consumer Sentiment improved for the second consecutive month — rising 2.8 points to 87.0, and regaining approximately four-tenths of the May-to-October decline. The improvement in the index reflects households’ less pessimistic view of their personal financial situation, and greater optimism about the longer term economic outlook.

2003CY Industry Outlook Despite aggressive vehicle incentive programs, vehicle sales have not dramatically overshot on the upside Although vehicle sales have exceeded trend levels over the past four years, vehicle sales as a percentage of disposable income remain below prior cyclical peaks On the upside, vehicle affordability will remain the key driver of new vehicle sales Yet, new vehicle sales will be tempered by sluggish employment growth and gradual payback from overperformances during 2001:Q4 and 2002:Q3 Absent a major shock to the U.S. economy, industry vehicle sales are expected to continue their steady drift toward trend, totaling 16.5 million units for the 2003CY

U.S. Seasonally Adjusted Annual Rates

U.S. Industry Vehicle Sales Relative to Trend Including Deviation of Trough from Trend and 2002-04CY Forecasts Millions

Six Month Intentions 2Q95 3Q95 4Q95 1Q96 2Q96 3Q96 4Q96 1Q97 2Q97 3Q97 4Q97 1Q98 2Q98 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 6 MO. INTENTIONS 4.74 4.88 5.02 5.28 5.42 5.4 5.88 5.88 5.94 6.2 6.15 6.58 6.53 6.45 6.66 7.03 7.21 7.25 7.12 7.18 7.05 6.76 6.88 7.05 6.88 6.61 6.99 6.8 6.39 % HHs Intending to Purchase a New Vehicle in Next 6 Months Source: Allison-Fisher Quarterly Light Vehicle Report, University Of Michigan

U.S. Scrappage Rates

Impact of 0.0% Financing on U.S. Vehicle Sales Millions, SAAR 0.0% Financing Programs Non-adjusted Payback = 738,000 units

CPI - New Vehicles Year-Over-Year Percentage Change On a year-over-year basis, new vehicle prices in October fell 1.0% and 3.0% in nominal and real terms, respectively.

PCE New Vehicle Purchases and Leases As a Percent of Disposable Personal Income

% of Buyers > $30,000 ATP 23.3% 36.1% 16.6% 12.6% 15.7% 15.7% 11.2% 32.6% 34.3% 22.0% 26.6% 25.1% 10.0% 20.0% 30.0% 40.0% 1995 1996 2001 2002 Car Truck Total Vehicle Source: CAMIP & TCE

GM Performance

U.S. Manufacturer Sales and Share Total Deliveries CYTD through November, 2002 Source: RL Polk

U.S. Manufacturer Sales and Share Retail Registrations CYTD through October, 2002 Source: RL Polk

Source: NA EZQuery & R.L. Polk GM Total Share by Segment - '02 CYTD

GM Buyer Continuum - 1995 thru 2002 MY Sources: TCE/CAMIP Buyer Behavior, Polk REGIS GM Non-Considerers GM Considerers (Did not Purchase) GM Buyers 58.7% 60.4% 60.8% 13.0% 13.3% 12.6% 28.3% 26.3% 26.6% '02 (Q1-Q3) '01 '00 Conversion rate: 68.5 % Conversion rate: 66.3 % Conversion rate: 67.8 % From 39.2% in '00 to 41.3% in '02

Perceived quality of GM Cars typically lags actual quality measures, especially among non-GM intenders. However, perception of GM truck quality/dependability is above actual quality.



Actual Quality Index (IQS '02q1)
Perceived QRD-GM Intenders
Perceived QRD-Non GM Intenders
GM Car Makes
Better
Worse
100
50
Chevy Car
Pontiac Car
Buick Car
Cadillac Car
Saturn Car
100 = Industry Avg.
GM Truck Makes
100
50
Chevy Truck
GMC Truck

"Actual Quality" based on JD Power Initial Quality: 2002 MY Q1 Problems per 100, indexed to car or truck industry average
"Perceived Quality" based on Allison-Fisher image ratings for 'dependable', 'lasts long', 'excellent workmanship,' indexed industry averages for car or truck makes

Among other Car makes, quality perception matches reality for Ford, Chrysler, Toyota, and Honda. Volkswagen has much better perceived quality than actual.



Actual Quality Index (IQS '02q1)
Perceived QRD Index
Competitor Car Makes
Better
Worse
100
50
100 = Industry Avg.
Ford Car
Chrysler Car
Toyota Car
Honda Car
VW Car
Hyundai Car
Competitor Truck Makes
100
50
Ford Truck
Dodge Truck
Toyota Truck
Nissan Truck

"Actual Quality" based on JD Power Initial Quality: 2002 MY Q1 Problems per 100, indexed to car or truck industry average
"Perceived Quality" based on Allison-Fisher image ratings for 'dependable', 'lasts long', 'excellent workmanship,' indexed industry averages for car or truck makes

From a study of the avoiders, we understand that the most prevalent reasons for not considering a GM vehicle are concerns about reliability and the quality of workmanship. Reliability/Durability Quality of Workmanship Past experience with a GM vehicle Value for the Money Vehicle Resale Value GM in Household 0.55 0.52 0.39 0.36 0.35 Top Reasons for Not Considering GM Q305 For each item, please indicate whether it was a reason why you did not consider or shop for a vehicle. Base: GM Avoiders (n=549) Toyota Avoiders (n=292) Source: Buyer Continuum Study, May 2001

Divisional Conquest Rate (Intenders not replacing a GM vehicle) CONQUESTING BUICK CADILLAC CHEVROLET GMC OLDSMOBILE PONTIAC SATURN SAAB HUMMER 2Q00 23.91 36.37 43.59 40.45 28.58000183 36.72 42.38999939 52.29 79.63000011 3Q00 22.67 36.51 42.5 39.42 29.76999664 36.93 41.45000076 54.02 79.78999996 4Q00 22.15 34.63 42.66 38.6 27.58999634 36.91 40.70000076 46.33 72.57000065 1Q01 22.17 35.46 42.51 38.8 29.88999939 35.49 39.45000076 45.81 79.76000023 2Q01 20.39 34.31 41.98 37.49 30.08999634 35.5 38.16999817 47.09 83.16000009 3Q01 21.99 34.07 42.98 40.34 31.23000336 34.42 37.99000168 48.61 90.35000038 4Q01 22.17 35.32 43.32 41 28.47000122 35.77 38.18000031 46.68 70.7699995 1Q02 23.15 38.74 44.74 42.39 29.33000183 36.62 37.90999985 46.19 76.93000025 2Q02 22.33 41.71 43.93 43.13 27.79000092 35.49 37.31999969 45.61 74.88000011 Source: Allison-Fisher Quarterly Light Vehicle Report

Exc/Good Opinion Diff from Avg TOYOTA 26 HONDA 20 VOLKSWAGEN 14 CHEVROLET 11 SATURN 7 BUICK 5 NISSAN 3 FORD 2 CHRYSLER -1 SUBARU -1 DODGE -3 OLDSMOBILE -5 MAZDA -6 PONTIAC -6 MITSUBISHI -7 MERCURY -10 HYUNDAI -25 KIA -32 Source: Allison-Fisher Quarterly Light Vehicle Report OPINION (Top-2 Box) NON-LUX CAR MAKES vs. SEGMENT AVERAGE Market Leaders Market Trailers Average Performers June 2002 A difference of 5% or more is statistically significant Jun-02 vs. Jun-01 4 -1 8 2 -5 -2 0 -3 1 N/A -2 -4 2 -3 -1 1 1 -1

Def/Prob Consider Diff from Avg TOYOTA 22 CHEVROLET 16 HONDA 14 FORD 12 CHRYSLER 3 NISSAN 3 DODGE 2 VOLKSWAGEN 2 SATURN 1 PONTIAC -1 BUICK -5 MAZDA -6 MERCURY -7 OLDSMOBILE -7 SUBARU -8 MITSUBISHI -9 HYUNDAI -13 KIA -18 CONSIDERATION (Top-2 Box) NON-LUX CAR MAKES vs. SEGMENT AVERAGE June 2002 Consideration Leaders Consideration Trailers At Segment Average A difference of 5% or more is statistically significant Jun-02 vs. Jun-01 -2 0 -4 -2 4 1 0 0 -9 -3 -6 -4 0 -10 N/A 0 2 -1

OPINION (Top-2 Box) TRUCK MAKES vs. SEGMENT AVERAGE Exc/Good Opinion Diff from Avg CHEVROLET 35 FORD 33 GMC 29 DODGE 27 TOYOTA 22 JEEP 13 HONDA 1 CHRYSLER -3 NISSAN -3 BUICK -15 MAZDA -16 MERCURY -16 MITSUBISHI -16 PONTIAC -20 ISUZU -21 HYUNDAI -24 SUZUKI -28 Market Leaders Market Trailers Average Performers June 2002 A difference of 5% or more is statistically significant Jun-02 vs. Jun-01 8 6 11 5 1 1 6 12 -1 N/A -2 3 6 5 -5 N/A N/A

CONSIDERATION (Top-2 Box) -TRUCK MAKES vs. SEGMENT AVERAGE Def/Prob Consider Diff from Avg FORD 38 CHEVROLET 36 GMC 34 DODGE 28 TOYOTA 17 JEEP 5 CHRYSLER -1 NISSAN -2 HONDA -3 MAZDA -15 MERCURY -17 MITSUBISHI -18 PONTIAC -18 BUICK -20 ISUZU -22 HYUNDAI -23 SUZUKI -24 Consideration Leaders Consideration Trailers At Segment Average June 2002 A difference of 5% or more is statistically significant Jun-02 vs. Jun-01 3 3 11 0 3 3 3 0 -2 -1 -1 -1 -4 N/A -5 N/A N/A

GM - Improving "Quality" of U.S. Share November, 2002

Calendar Year 22.7 15.7 28.3 2002 Q1 +5.1 pts +3.5 pts +0.7 pts 19.2 18.0 15.5 15.0 20.5 23.2 14 16 18 20 22 24 26 28 30 32 34 2000 Q4 2001 Q1 2001 Q2 2001 Q3 2001 Q4 GM's Share of Vehicle Sales of Affluent /Educated Buyers GM's Share of Car Sales of Affluent /Educated Buyers GM's Share of Truck Sales of Affluent /Educated Buyers Toyota down 1.5pts Nissan down 1.2pts DC down 1.1pts Toyota up 4.5pts Ford down 1.4pts Honda down 2.8pts GM Share of Sales to Affluent Buyers GM has made strides with affluent / educated owners, and truck is the driving force

GM's Share of 2nd Choice Considerations of Affluent /Educated Buyers GM's Share of Car 2nd Choice Considerations of Affluent /Educated Buyers GM's Share of Truck 2nd Choice Considerations of Affluent /Educated Buyers Calendar Year 19.4 12.2 28.5 16.4 19.2 11.6 13.7 22.6 26.9 10 15 20 25 30 35 2000 Q4 2001 Q1 2001 Q2 2001 Q3 2001 Q4 2002 Q1 +1.6 pts +0.2 pts (-1.5 pts) GM Share of Consideration of Affluent Buyers From a consideration basis, affluent & educated owners have increased their consideration of GM

GM Retail Share by Vehicle Price GM Share of Affluent & Educated Buyers (College Educated, Household Income over $75K) Source: TCE Buyer Behavior GM Retail Share by Household Income of Buyer

Source: NA EZQuery GM outselling Ford & DcX

Source: NA EZQuery GM outselling Ford & DcX

Cadillac

Focus is on simple, compelling and intense Fundamental need to break through the "clutter" Fundamental need to "jolt" the market and stabilize/reverse the structural slide Key is to leverage assets in an aggressive manner, and to re-establish our position in the marketplace More than just a short-term share/sales spike In combination with new product must shift competitive position Key Metrics Mix & quality of share Conquest rate & share of key audiences Upper funnel & image measures Summary

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION
Date	December 16, 2002	(Registrant)

By
/s/Peter R. Bible
(Peter R. Bible,
Chief Accounting Officer)

Sales & Market Analysis Media Briefing